COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of June 30, 2009 by and between China Broadband, Inc. a Nevada corporation (the “Company”) and the investor identified on the signature page hereto (the "Investor").

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement;

WHEREAS, the Company is offering up to 6,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock” and, the shares being offered herein, the “Shares”) to the Investor and other investors under identical terms, at a purchase price of $0.15 per share (the “Price Per Share”) for a minimum offering amount of $25,000 and an aggregate maximum offering amount of $900,000;

WHEREAS, the Company is in the process of obtaining partial waivers from certain note and warrant holders of their anti dilution rights that would otherwise trigger a reduction in their note conversion price to the Price Per Share;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

1.           Agreement to Purchase.

1.1           Closing.  The Investor hereby agrees to purchase, and the Company hereby agrees to sell, 166,667 shares of the Company’s common stock, par value $.001 per share (the “Shares”) pursuant to the conditions set forth herein.  The aggregate purchase price of the Shares being sold to the Investor hereunder is $25,000.00 (the “Purchase Price”), at the Price Per Share.   The Investor shall deliver to the Company the Purchase Price according to instructions provided by the Company (the “Closing”).  The Closing shall take place at the offices of the Company on or before July 1, 2009 or at such other location or time as the parties may agree.

1.2           Closing Deliveries.  (a)  At the Closing, the Company shall deliver or cause to be delivered to the Investor a [Missing Graphic Reference]facsimile copy of a certificate evidencing a number of Shares equal to such Investor’s Purchase Price divided by the Price Per Share, registered in the name of such Investor (provided that originals of the same are delivered to the address provided by the Investor).  The Company shall also deliver a statement as to how many other Shares have been sold, if any, in this offering.

(b)  At the Closing, the Investor shall deliver or cause to be delivered to the Company its Purchase Price, in United States dollars and in immediately available funds, by wire transfer to the account or accounts designated in writing by the Company for such purpose.

2.           Representations, Warranties and Covenants of the Investor.  The Investor  represents and warrants to the Company, and covenants for the benefit of the Company, as follows:

(a)           The Investor is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

(b)           The Investor is acquiring the Shares for its own account and not with a view to any distribution of the Shares in violation of the Securities Act;

(c)           The Investor acknowledges that it has significant prior investment experience, including investment in non-listed and non-registered securities, and that the Investor recognizes the highly speculative nature of this investment.  In particular, and without limitation, the Investor represents that it understands that the Company’s securities have suffered significant illiquidity and decline in stock price and that other restricted shareholders are eligible to sell securities pursuant to Rule 144 of the Securities Act.  The Investor represents that it has been furnished with, and has reviewed, all of the Company’s securities filings and all documents and other information regarding the Company that the Investor had requested or desired to know and all other documents which could be reasonably provided have been made available for the Investor’s inspection and review;

(d)           The Investor acknowledges that the Shares have not been passed upon or reviewed by the Securities and Exchange Commission.  The Investor agrees that it will not sell, transfer or otherwise dispose of any of the Shares until they are registered under the Securities Act, or unless an exemption from such registration is available and that a legend substantially in the form as provided in Section 4 below will be placed on the certificate(s) representing the shares to such effect;

(e)           This Agreement constitutes a valid and binding agreement and obligation of the Investor enforceable against the Investor in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally;

(f)           Investor is not acquiring the Shares as part of a group, as such term is defined in Section 13 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and is not acting in concert with any person acting in such manner.  Investor makes its own voting and dispositive decisions and has not agreed to grant any proxy or enter into any form of voting trust, agreement or similar arrangement with respect to the Shares; and

(g)           This Agreement has been duly authorized, validly executed and delivered on behalf of the Investor, and the Investor has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform his obligations hereunder and thereunder.

(h)           Investor understands and acknowledges existing holders of Notes (the “Notes”) and Warrants (the “Warrants”) issued in January of 2008 to certain investors and the placement agent (the “Note Holders”) have certain full ratchet and other anti dilutions protections attached to their Notes and Warrants, and that the Company shall have obtained partial waivers from the Note Holders which provide, in relevant part, that the Conversion Price (as defined in the Notes) of such Notes shall  be reduced to (i) $0.20 if such Note Holder invests new monies in the Company pursuant to an offering of convertible notes with similar terms to their existing Notes (except at a lower conversion price) or (ii) $0.25 per share if such note Holder does not invest new monies, and further provide that such Note Holders waive any other anti dilution rights that would otherwise cause an adjustment to the exercise price of the Warrants or any other anti dilution rights that would cause an adjustment or adjustments to the nature of the Warrants or Notes as a result of this offering.

3.           Representations, Warranties and Covenants of the Seller.  The Company represents and warrants to the Investor, and covenants for the benefit of the Investor, as follows:

(a)           Organization and Qualification.  The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in any material violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.

(b)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated herein and otherwise to carry out its obligations hereunder, subject to consents and waiver of anti dilution provisions of various existing shareholders.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application.

(c)           Issuance of the Shares.  The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens.

(d)           SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such SEC Reports may have been subsequently amended or supplemented to correct such misstatement or omission.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(e)           Certain Registration Matters. Assuming the accuracy of the Investor’s representations and warranties, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investor under this Agreement.

4.           Other Agreements of the Parties.

(a)           The Company and the Investor agree that the Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an affiliate of an Investor or in connection with a pledge as contemplated in Section 4(b), the Company may require the transferor thereof to provide to the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(b)           Certificates evidencing the Shares will contain substantially the following legend, until such time as they are not required under Section 4(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(c)           Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4(b)) following a sale or transfer of such Shares pursuant to Rule 144 (assuming the transferor is not, and does not become, an affiliate of the Company).  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Notwithstanding the foregoing, the Investor represents that it understands that the Company was once a blank check shell company and, accordingly, its ability to utilize the resale exemptions provided pursuant to Rule 144 in the event that the Company becomes non compliant with its ongoing requirements to file all required SEC Reports, or to request a legend removal without a sale, is accordingly limited.

4.2           Delivery of Share Certificates.  As soon as practicable after the Closing, but in no event more than five (5) business days after the Closing, the Company agrees to cause manually executed originals of a certificate evidencing a number of Shares equal to such Investor’s Purchase price divided by the Per Share Purchase Price, registered in the name of such Investor to be delivered to such Investor at the address specified by the Investor to the Company in writing.

5.           Binding Effect; Assignment.  This Agreement is not assignable by the Company or the Investor without the prior written consent of the other party.  This Agreement and the provisions hereof shall be binding and shall inure to the benefit of the Company and its successors and permitted assigns with respect to the obligations of the Investor under this Agreement, and to the benefit of the Investor and its successors and permitted assigns with respect to the obligations of the Company under this Agreement.

6.           Governing Law; Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

7.           Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

8.           Survival.  The representations and warranties of the Company and the Investor shall survive the Closing hereunder.

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[Counter Part Signature Page of China Broadband, Inc., to Common Stock Purchase Agreement Between Investor and China Broadband, Inc., Dated as of June 30, 2009]

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

CHINA BROADBAND, INC.

By:
Name: Marc Urbach
Title: President

[Counter Part Signature Page of Investor, to Common Stock Purchase Agreement Between
Investor and China Broadband, Inc., Dated as of June 30, 2009]

                                                                                     .
Name:

Investment Amount: $  ________________________

Social Security No.:   __________________________

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DELIVERY INSTRUCTIONS
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